Exhibit T3A-29

| DATE | DOCUMENT ID | DESCRIPTION | FILING | EXPED | CERT | COPY |
|---|---|---|---|---|---|---|
| 03/27/2019 | 201908601122 | DOMESTIC FOR PROFIT LLC - ARTICLES OF ORG (LCP) | 99.00 | 200.00 | 0.00 | 0.00 |

**Receipt**

This is not a bill. Please do not remit payment.

# STATE OF OHIO
## CERTIFICATE

### Ohio Secretary of State, Frank LaRose

**4311955**

It is hereby certified that the Secretary of State of Ohio has custody of the business records for

**CSAC OHIO, LLC**

and, that said business records show the filing and recording of:

| Document(s) | Document No(s): |
|---|---|
| **DOMESTIC FOR PROFIT LLC - ARTICLES OF ORG**<br>**Effective Date: 03/26/2019** | **201908601122** |

Witness my hand and the seal of the Secretary of State at Columbus, Ohio this 27th day of March, A.D. 2019.

United States of America
State of Ohio
Office of the Secretary of State

**Ohio Secretary of State**

Form 533A Prescribed by:

**JON HUSTED**
Ohio Secretary of State

Toll Free: (877) SOS-FILE (877-767-3453)
Central Ohio: (614) 466-3910
www.OhioSecretaryofState.gov
busserv@OhioSecretaryofState.gov
File online or for more information: www.OHBusinessCentral.com

Mail this form to one of the following:

Regular Filing (non expedite)
P.O. Box 670
Columbus, OH 43216

Expedite Filing (Two business day processing time. Requires an additional $100.00)
P.O. Box 1390
Columbus, OH 43216

For screen readers, follow instructions located at this path.

# Articles of Organization for a Domestic Limited Liability Company

**Filing Fee: $99**
**Form Must Be Typed**

COPY

**CHECK ONLY ONE (1) BOX**

(1) Articles of Organization for Domestic
☒ For-Profit Limited Liability Company
(115-LCA)

(2) Articles of Organization for Domestic
☐ Nonprofit Limited Liability Company
(115-LCA)

Name of Limited Liability Company: CSAC OHIO, LLC

(Name must include one of the following words or abbreviations: "limited liability company," "limited," "LLC," "L.L.C.," "ltd., "or "ltd".)

**Optional:** Effective Date(MM/DD/YYYY) ____ (The legal existence of the corporation begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing.)

**Optional:** This limited liability company shall exist for ____
Period of Existence

**Optional:** Purpose

** **Note for Nonprofit LLCs**
The Secretary of State does not grant tax exempt status. Filing with our office is not sufficient to obtain state or federal tax exemptions. Contact the Ohio Department of Taxation and the Internal Revenue Service to ensure that the nonprofit limited liability company secures the proper state and federal tax exemptions. These agencies may require that a purpose clause be provided. **

## Original Appointment of Statutory Agent

The undersigned authorized member(s), manager(s) or representative(s) of

CSAC OHIO, LLC

(Name of Limited Liability Company)

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is:

Corporate Creations Network Inc.

(Name of Statutory Agent)

119 E. Court Street

(Mailing Address)

| | | |
|---|---|---|
| Cincinnati | OH | 45202 |
| (Mailing City) | (Mailing State) | (Mailing ZIP Code) |

## Acceptance of Appointment

The Undersigned, Corporate Creations Network Inc. (Name of Statutory Agent), named herein as the

Statutory agent for CSAC OHIO, LLC (Name of Limited Liability Company)

hereby acknowledges and accepts the appointment of statutory agent for said limited liability company.

Statutory Agent Signature [signature] **Nicholas Nichols, Special Secretary**

(Individual Agent's Signature / Signature on Behalf of Business Serving as Agent)

**By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document.**

**Required**

Articles and original appointment of agent must be signed by a member, manager or other representative.

If the authorized representative is an individual, then they must sign in the "signature" box and print his/her name in the "Print Name" box.

If the authorized representative is a business entity, not an individual, then please print the entity name in the "signature" box, an authorized representative of the business entity must sign in the "By" box and print his/her name and title/authority in the "Print Name" box.

Deborah E. Kalstek

Signature

Hodgson Russ LLP

By (if applicable)

Deborah E. Kalstek, Paralegal/Organizer/Auth. Rep.

Print Name

Signature

By (if applicable)

Print Name

Signature

By (if applicable)

Print Name